SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2004

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 5.  Other Events and Regulation FD Disclosure

Included with this Current Report on Form 8-K as Exhibit 99.1 is the Registrant’s President’s Message, the full text of which is incorporated by reference in response to this item, which was contemporaneously delivered to the Registrant’s shareholders on January 31, 2004 along with a cash dividend of $0.03 per common share.

EXHIBIT NO.	DESCRIPTION
99.1	President’s Message dated January 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: February 2, 2004	By: /s/ ALAN BEDNER
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	President’s Message dated January 31, 2004